UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2017

AMERICAN HOMES 4 RENT
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36013	46-1229660
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

30601 Agoura Road, Suite 200 Agoura Hills, California	91301
(Address of Principal Executive Offices)	(Zip Code)

(805) 413-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The information in Item 2.02 of this Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.02 Results of Operations and Financial Condition and Exhibits

On May 4, 2017, American Homes 4 Rent (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2017, together with a First Quarter 2017 Earnings Release and Supplemental Information Package. Also on May 4, 2017, the Company issued a press release announcing that its Board of Trustees had declared the quarterly distributions on its common shares and participating and perpetual preferred shares. A copy of the press releases and the First Quarter 2017 Earnings Release and Supplemental Information Package are furnished as Exhibit 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 4, 2017, the Company held its annual meeting of shareholders (the “Annual Meeting”) in Las Vegas, Nevada. At the meeting, the Company’s shareholders voted on three proposals and cast their votes as described below. These proposals are described in detail in the proxy statement for our Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 24, 2017.

Proposal I: The Company’s shareholders elected nine individuals to the Company’s Board of Trustees for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
B. Wayne Hughes	247,043,599	7,604,026	785,860	6,154,621
David P. Singelyn	252,697,448	1,950,379	785,658	6,154,621
John Corrigan	247,055,557	7,592,270	785,658	6,154,621
Dann V. Angeloff	251,305,171	3,342,354	785,960	6,154,621
Douglas N. Benham	252,257,179	2,390,445	785,861	6,154,621
Tamara H. Gustavson	248,108,201	6,539,037	786,247	6,154,621
Matthew J. Hart	252,189,740	2,457,987	785,758	6,154,621
James H. Kropp	251,213,510	3,434,137	785,838	6,154,621
Kenneth M. Woolley	250,713,183	3,934,573	785,729	6,154,621

Proposal 2: The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
260,489,750	318,580	779,776	—

Proposal 3: The Company’s shareholders cast their votes with respect to the advisory vote to approve executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
250,442,404	3,299,975	1,691,106	6,154,621

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1—Press Release dated May 4, 2017 concerning financial results

Exhibit 99.2—Press Release dated May 4, 2017 concerning the declaration of quarterly distributions

Exhibit 99.3—First Quarter 2017 Earnings Release and Supplemental Information Package

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2017

AMERICAN HOMES 4 RENT

By:	/s/ Stephanie Heim
Stephanie Heim
Executive Vice President - Counsel